SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 5, 2002
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                          Synergy Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


   United States                         0-49980                  22-3798677
----------------------------           -----------       -----------------------
(State or other jurisdiction           (File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


310 North Avenue East, Cranford, New Jersey                              07016
-------------------------------------------                           ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (800) 693-3838
                                                     --------------


                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                          Synergy Financial Group, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 4.  Changes in Registrant's Certifying Accountant

     On December 5, 2002, the Registrant dismissed Fontanella and Babitts, Certified Public Accountants, as the Registrant's independent auditors and appointed Grant Thornton, LLP as its new independent auditors. The decision to change accountants was approved by the Registrant's Board of Directors.

     Fontanella and Babitts' reports on the Registrant's consolidated financial statements for the two fiscal years ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the two fiscal years ended December 31, 2001 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Registrant and Fontanella and Babitts on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Fontanella and Babitts, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     Effective December 5, 2002, the Registrant engaged Grant Thornton, LLP as its independent auditors. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Grant Thornton, LLP regarding any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-B.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

          16.1 Letter of concurrence from Fontanella and Babitts, Certified Public Accountants, regarding change in certifying accountant

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              SYNERGY FINANCIAL GROUP, INC.



Date: December 11, 2002                        By: /s/ Ralph A. Fernandez
                                                   -----------------------------
                                                   Ralph A. Fernandez
                                                   Chief Financial Officer